SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

LZG INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53994	90-1907109
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 WEST 41st STREET, SUITE 5-104, NEW YORK, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 310-3978

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by LZG International, Inc. with the Securities and Exchange Commission (the “SEC”) contains or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, management; as well as estimates and assumptions made by management. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or management, identify forward looking statements.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 26, 2023 (“Resignation Date”) Adeptus Partners LLC ("Adeptus")  notified the Company about its resignation as the Company's independent registered accounting firm, effective immediately. Except as set forth below, during the year ended May 31, 2022, and through the Resignation Date, the report of the Adeptus on the Company’s financial statements for the year ended May 31, 2022, did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of the Company’s financial statements for the year ended May 31, 2022, contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern. Adeptus advised the Company, effective on the Resignation Date that the financial information in the Company’s 10-Q for the three months ended August 31, 2022 and the 10-Q for the period ended November 30, 2022 are materially misstated, and that the 10-Q for the period ended November 30, 2022 was filed without Adeptus’ knowledge and before the auditor’s SAS 100 review was completed, as had been prominently indicated in the filing. No reliance should be placed on Company’s unreviewed 1Q23, 2Q23 and 3Q23 statements which will be reviewed and restated, if needed, by the new accountant.

The Company has provided a copy of the foregoing disclosures to Adeptus and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether Adeptus agrees with the above statements. A copy of the Adeptus letter, dated December 18, 2023,  is filed as an Exhibit 16.1 to this Form 8-K.

Effective December 11, 2023, the Company has engaged Grassi & Co., CPAs, P.C., associated with Moore Global Network Limited, as the Company’s certifying accountant.

Exhibit Number	Description of Document

16.1	Letter from Adeptus dated December 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2023	By:	/s/ Peter B. Ritz
Peter B. Ritz
Chief Executive and Financial Officer
Secretary
Chairman of the Board

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